EXHIBIT 10.1







                       AMERICAN EXPRESS CREDIT CORPORATION
                            Seller of the Receivables



              AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION II
                          Purchaser of the Receivables









                         RECEIVABLES PURCHASE AGREEMENT


                            Dated as of May 16, 1996






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                               TABLE OF CONTENTS

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                                    ARTICLE I

                                   DEFINITIONS

          Section 1.1.     Certain Definitions...................................................................1

          Section 1.2.     Other Definitional Provisions.........................................................2



                                   ARTICLE II

                  PURCHASE AND CONVEYANCE OF CREDCO RECEIVABLES

          Section 2.1.     Purchase..............................................................................3



                                   ARTICLE III

                            CONSIDERATION AND PAYMENT

          Section 3.1.     Purchase Price........................................................................4

          Section 3.2.     Adjustments to Purchase Price.........................................................4



                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

          Section 4.1.     Representations and Warranties of the Seller Relating to the Seller...................5

          Section 4.2.     Representations and Warranties of the Seller Relating to the Agreement and the
                               Credco Receivables................................................................6

          Section 4.3.     Representations and Warranties of RFC II..............................................8



                                    ARTICLE V

                                    COVENANTS

          Section 5.1.     Covenants of the Seller...............................................................9

          Section 5.2.     Covenants of the Seller with Respect to Credco Purchase Agreements...................10


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                               TABLE OF CONTENTS
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                                  ARTICLE VI

                              REPURCHASE OBLIGATION

          Section 6.1.     Reassignment of Ineligible Credco Receivables........................................10

          Section 6.2.     Reassignment of Certificateholders' Interest in Trust Portfolio......................11



                                   ARTICLE VII

                              CONDITIONS PRECEDENT

          Section 7.1.     Conditions to RFC II's Obligations Regarding the Credco Receivables..................11

          Section 7.2.     Conditions Precedent to the Seller's Obligations.....................................12



                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

          Section 8.1.     Amendment............................................................................13

          Section 8.2.     Protection of Right, Title and Interest to Credco Receivables........................14

          Section 8.3.     Governing Law........................................................................14

          Section 8.4.     Notices..............................................................................14

          Section 8.5.     Severability of Provisions...........................................................15

          Section 8.6.     Assignment...........................................................................15

          Section 8.7.     Acknowledgement and Agreement of the Seller..........................................15

          Section 8.8.     Further Assurances...................................................................16

          Section 8.9.     No Waiver; Cumulative Remedies.......................................................16

          Section 8.10.    Counterparts.........................................................................16

          Section 8.11.    Binding; Third Party Beneficiaries...................................................16

          Section 8.12.    Merger and Integration...............................................................16

          Section 8.13.    Headings.............................................................................16

          Section 8.14.    Schedules and Exhibits...............................................................16

          Section 8.15.    Survival of Representations and Warranties...........................................16

          Section 8.16.    Nonpetition Covenant.................................................................17
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                                      -ii-

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                  This Receivables Purchase Agreement (the "Agreement") is
entered into as of May 16, 1996 by and between American Express Receivables Financing Corporation II, a corporation organized and existing under the laws of the State of Delaware ("RFC II"), and American Express Credit Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Seller").

                  WHEREAS, the Seller owns certain receivables purchased pursuant to (i) a Receivables Sale and Purchase Agreement, dated as of October 1, 1987, as amended as of the date hereof, relating to the purchase and sale of receivables generated in Line of Credit Accounts, as such term is defined in such Receivables Sale and Purchase Agreement, (ii) a Receivables Sale and Purchase Agreement, dated as of October 1, 1987, as amended as of the date hereof, relating to the purchase and sale of receivables generated in Optima Card accounts, and (iii) a Receivables Sale and Purchase Agreement, dated as of October 1, 1987, as amended as of the date hereof, relating to the purchase and sale of receivables generated in Sign and Travel Accounts (each, as amended, a "Credco Purchase Agreement," and collectively, the "Credco Purchase Agreements"), each by and between the Seller and American Express Centurion Bank ("Centurion Bank"), a Delaware banking institution.

                  WHEREAS, the Seller wishes to sell such receivables to RFC II, who will in turn transfer its right, title and interest in and to such receivables pursuant to a Pooling and Servicing Agreement, dated as of May 16, 1996 (the "Pooling and Servicing Agreement"), by and among RFC II, as a Transferor, Centurion Bank, as a Transferor, American Express Travel Related Services Company, Inc., as Servicer, and The Bank of New York, as Trustee, to the American Express Credit Account Master Trust (the "Trust").

                  NOW, THEREFORE, the parties, each in consideration of the promises of the other and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

                  Section 1.1. Certain Definitions. Capitalized terms not specifically defined in this Agreement that are defined in the Pooling and Servicing Agreement shall have the same meaning when used herein as when used in the Pooling and Servicing Agreement; in addition, the following words and phrases shall have the following meanings:

                  "Addition Notice Date" shall have the meaning specified in
Section 2.1(b) of this Agreement.

                  "Addition Notice" shall have the meaning specified in Section 2.1(b) of this Agreement.

                  "Closing Date" shall mean May 16, 1996.


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                  "Conveyance" shall have the meaning specified in Section
2.1(a).

                  "Conveyance Papers" shall have the meaning specified in
Section 4.1(c).

                  "Credco Principal Receivables" shall mean all Principal Receivables as defined in the Pooling and Servicing Agreement that are Credco Receivables.

                  "Credco Receivables" shall mean all Receivables as defined in the Pooling and Servicing Agreement that have been sold to the Seller pursuant to the Credco Purchase Agreements.

                  "Ineligible Credco Receivable" shall have the meaning specified in Section 6.1(a).

                  "Purchase Price" shall have the meaning set forth in Section 3.1.

                  "Purchased Assets" shall mean (i) all Credco Receivables that have been assigned by the Seller to RFC II pursuant to the Conveyance and all Supplemental Conveyances, all monies due and or to become due and all amounts received with respect thereto and all proceeds (including, without limitation, "proceeds" as defined in the UCC) thereof and (ii) the right to receive all Recoveries with respect to all such Credco Receivables.

                  "Supplemental Assignment" shall have the meaning set forth in
Section 2.1(b).

                  "Supplemental Conveyance" shall have the meaning set forth in
Section 2.1(b).

                  "Trustee" shall mean The Bank of New York, a New York banking corporation, the institution executing the Pooling and Servicing Agreement as, and acting in the capacity of Trustee thereunder, or its successor in interest, or any successor trustee appointed as provided in the Pooling and Servicing Agreement.

                  Section 1.2. Other Definitional Provisions.

                  (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate, other document, or made or delivered pursuant hereto unless otherwise defined therein.

                  (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement or any Conveyance Paper shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Subsection, Schedule and Exhibit references contained in this Agreement are references to Sections, Subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified.

                  (c) All determinations of the principal or finance charge balance of Credco Receivables, and of any collections thereof, shall be made in accordance with the Pooling and Servicing Agreement and all applicable Supplements.


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                                   ARTICLE II

                  PURCHASE AND CONVEYANCE OF CREDCO RECEIVABLES


                  Section 2.1. Purchase.

                  (a) By execution of this Agreement, the Seller does hereby sell, transfer, assign, set over and otherwise convey to RFC II (collectively, the "Conveyance"), without recourse except as provided herein, all of its right, title and interest in, to and under (i) the Credco Receivables existing at the close of business on the Initial Cut-Off Date, all monies due and or to become due and all amounts received with respect thereto and all proceeds (including, without limitation, "proceeds" as defined in the UCC) thereof and (ii) the right to receive Recoveries with respect to such Credco Receivables.

                  (b) If, from time to time, Additional Accounts are designated pursuant to Section 2.09 of the Pooling and Servicing Agreement, then RFC II shall give the Seller written notice thereof (the "Addition Notice") on or before the eighth Business Day (the "Addition Notice Date") prior to the Addition Date therefor (unless such notice requirement is waived). The Seller shall on the Addition Date, sell, transfer, assign, set over and otherwise convey to RFC II (collectively, a "Supplemental Conveyance"), without recourse except as provided herein, all of its right, title and interest in, to and under
(i) the Credco Receivables existing in the Additional Accounts described in the appropriate computer files in accordance with Section 2.01 of the Pooling and Servicing Agreement, all monies due and or to become due and all amounts received with respect thereto and all proceeds (including, without limitation, "proceeds" as defined in the UCC) thereof and (ii) the right to receive Recoveries with respect to such Credco Receivables. In connection with each such Supplemental Conveyance, the Seller shall on the Addition Date therefor execute and deliver to RFC II a written assignment from RFC II to the Seller in substantially the form of Exhibit A hereto (a "Supplemental Assignment").

                  (c) In connection with the Conveyance and each Supplemental Conveyance, the Seller agrees (i) to record and file, at its own expense, financing statements (and continuation statements with respect to such financing statements when applicable) with respect to the Purchased Assets, meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the assignment of the Purchased Assets from the Seller to RFC II, (ii) that such financing statements shall name the Seller, as seller, and RFC II, as purchaser, and the Trustee, as assignee, and (iii) to deliver a file-stamped copy of each such financing statement or other evidence of such filing to RFC II as soon as is practicable after filing.

                  (d) In connection with the Conveyance and each Supplemental Conveyance, the Seller further agrees that it will, at its own expense, on or prior to the Closing Date or the Addition Date, as applicable, indicate in appropriate files and records that the Purchased Assets have been conveyed to RFC II in accordance with this Agreement and have been conveyed by RFC II to the Trustee pursuant to the Pooling and Servicing Agreement for the benefit of the Certificateholders.


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                  (e) The parties hereto intend that the Conveyance and each
Supplemental Conveyance of the Seller's right, title and interest in and to the Purchased Assets shall constitute an absolute sale, conveying good title free and clear of any liens, claims, encumbrances or rights of others from the Seller to RFC II and that the Purchased Assets shall not be a part of the Seller's estate in the event of the insolvency or bankruptcy of the Seller. It is the intention of the parties hereto that the arrangements with respect to the Purchased Assets shall constitute a purchase and sale of such Purchased Assets and not a loan. In the event, however, that a court of competent jurisdiction were to hold that the transactions evidenced hereby constitute a loan and not a contribution to capital or a purchase and sale, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law, and that the Seller shall be deemed to have granted and does hereby grant to RFC II a first-priority perfected security interest in all of the Seller's right, title and interest in, to and under the Purchased Assets, whether now owned or hereafter acquired, in order to secure the rights of RFC II hereunder and the obligations of the Seller hereunder.

                                  ARTICLE III

                            CONSIDERATION AND PAYMENT


                  Section 3.1. Purchase Price.

                  The "Purchase Price" for the Credco Receivables conveyed to RFC II under this Agreement shall be an amount equal to 100 percent of the aggregate balance of Credco Principal Receivables as of the Initial Cut-Off Date or the Addition Cut-off Date, as applicable, adjusted to reflect such factors as RFC II and the Seller mutually agree will result in a Purchase Price determined to be the fair market value of such Credco Receivables. The Purchase Price with respect to the Conveyance shall be payable on the Closing Date and the Purchase Price with respect to each Supplemental Conveyance shall be payable on the Distribution Date following the Monthly Period during which the related Addition Date occurs or on any applicable closing date with respect to such Addition.

                  Section 3.2. Adjustments to Purchase Price.

                  The Purchase Price shall be adjusted on each Distribution Date with respect to any Credco Receivable previously conveyed to RFC II by the Seller which has since been reversed by the Seller or the Servicer because of a rebate, refund, unauthorized charge or billing error to an Obligor or because such Credco Receivable was created in respect of merchandise which was refused or returned by an Obligor. The amount of such adjustment shall equal (a) the reduction in the principal balance of such Credco Receivable resulting from the occurrence of such event multiplied by (b) the quotient (expressed as a percentage) of (i) the purchase price for all Principal Receivables payable on such Distribution Date computed in accordance with the Pooling and Servicing Agreement divided by (ii) the aggregate face amount of Principal Receivables paid for on such date pursuant to the Pooling and Servicing Agreement. In the event that there is an adjustment pursuant to this Section 3.2 to the Purchase Price, the Seller agrees that, not later than 1:00 p.m. New York City time on such Distribution Date, the Seller shall pay to RFC II an amount equal to the amount of such adjustment.


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                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES


                  Section 4.1. Representations and Warranties of the Seller Relating to the Seller. The Seller hereby represents and warrants to RFC II as of the Closing Date and on each Addition Date on which a Supplemental Conveyance occurs that:

                  (a) Organization and Good Standing. The Seller is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware and has, in all material respects, full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and each Supplemental Assignment and the transactions contemplated under this Agreement and each Supplemental Assignment.

                  (b) Due Qualification. The Seller is duly qualified to do business and is in good standing as a foreign corporation and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would (i) render any Account Agreement relating to an Account in which a Credco Receivable arises or any Credco Receivable conveyed to RFC II by the Seller unenforceable by the Seller, RFC II or the Trust and (ii) have a material adverse effect on the Investor Certificateholders; provided, however, that no representation or warranty is made with respect to any qualification, license or approval which RFC II would have to obtain to do business in any state in which RFC II seeks to enforce any Credco Receivable.

                  (c) Due Authorization. The execution, delivery and performance of this Agreement, each Supplemental Assignment and each Credco Purchase Agreement and any other document or instrument delivered pursuant hereto (such other documents or instruments, collectively, the "Conveyance Papers") and the consummation by the Seller of the transactions provided for in this Agreement, each Supplemental Assignment, the Credco Purchase Agreements and the Conveyance Papers have been duly authorized by the Seller by all necessary corporate action on the part of the Seller.

                  (d) No Conflict. The execution and delivery of this Agreement, each Supplemental Assignment, the Credco Purchase Agreements and the Conveyance Papers by the Seller, the performance of the transactions contemplated by this Agreement, each Supplemental Assignment, the Credco Purchase Agreements and the Conveyance Papers and the fulfillment of the terms of this Agreement, each Supplemental Assignment, the Credco Purchase Agreements and the Conveyance Papers do not conflict with, violate or result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it or any of its properties are bound.


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                  (e) No Violation. The execution, delivery and performance of this Agreement, each Supplemental Assignment and the Conveyance Papers by the Seller and the fulfillment of the terms contemplated herein and therein applicable to the Seller does not conflict with or violate any Requirements of Law applicable to the Seller.

                  (f) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Seller, threatened against the Seller before any Governmental Authority (i) asserting the invalidity of this Agreement, any Supplemental Assignment, any Credco Purchase Agreement or any Conveyance Paper, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, any Supplemental Assignment, any Credco Purchase Agreement or any Conveyance Paper, (iii) seeking any determination or ruling that, in the reasonable judgment of the Seller, would materially and adversely affect the performance by the Seller of its obligations under this Agreement, any Supplemental Assignment, any Credco Purchase Agreement or any Conveyance Paper, (iv) seeking any determination or ruling that, in the Seller's reasonable judgment, would materially and adversely affect the validity or enforceability of this Agreement, any Supplemental Assignment, any Credco Purchase Agreement or any Conveyance Paper, or (v) seeking to affect adversely the income or franchise tax attributes of the Trust under the United States Federal or State of New York income or franchise tax systems.

                  (g) All Consents. All approvals, authorizations, consents, orders or other actions of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Seller in connection with the execution and delivery by the Seller of this Agreement, any Supplemental Assignment, any Credco Purchase Agreement or any Conveyance Paper, the performance by the Seller of the transactions contemplated by this Agreement, any Supplemental Assignment, any Credco Purchase Agreement or any Conveyance Paper and the fulfillment by the Seller of the terms hereof and thereof have been obtained, effected or given and are in full force and effect.


                  The representations and warranties set forth in this Section
4.1 shall survive the transfer and assignment of the Credco Receivables and the proceeds thereof to RFC II. Upon discovery by the Seller or RFC II of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other party and to the Trustee within three Business Days following such discovery; provided that the failure to give notice within three Business Days does not preclude subsequent notice.

                  Section 4.2. Representations and Warranties of the Seller Relating to the Agreement and the Credco Receivables.


                  (a) Representations and Warranties. The Seller hereby represents and warrants to RFC II, as of the date of this Agreement and as of the Closing Date, and with respect to Credco Receivables in Additional Accounts, as of the related Addition Date that:

                  (i) this Agreement and each Supplemental Assignment constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance


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         with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect or general principles of equity;

                  (ii) each Credco Receivable conveyed to RFC II by the Seller has been conveyed to RFC II free and clear of any Lien;

                  (iii) all authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Seller in connection with the conveyance of Credco Receivables to RFC II have been duly obtained, effected or given and are in full force and effect;

                  (iv) either this Agreement or, in the case of Additional Accounts, the related Supplemental Assignment constitutes a valid sale, transfer and assignment to RFC II of all right, title and interest of the Seller in the Credco Receivables conveyed to RFC II by the Seller and the proceeds thereof and Recoveries identified as relating to the Credco Receivables conveyed to RFC II by the Seller which have become Defaulted Receivables, or, if this Agreement or, in the case of Additional Accounts, the related Supplemental Assignment does not constitute a sale of such property, it constitutes a grant of a first-priority perfected "security interest" (as defined in the UCC) in such property to RFC II, which, in the case of existing Credco Receivables and the proceeds thereof and such Recoveries, is enforceable upon execution and delivery of this Agreement, or, with respect to then existing Credco Receivables in Additional Accounts, as of the applicable Addition Date. Upon the filing of the financing statements, RFC II shall have a first-priority perfected security or ownership interest in such property and proceeds (including "proceeds" as defined in the UCC);

                  (v) on the Initial Cut-Off Date, each Credco Receivable then existing is an Eligible Receivable (without reference to clauses (d) and (e) of the definition thereof), and, on the applicable Addition Cut-Off Date, each Credco Receivable contained in any related Additional Account is an Eligible Receivable (without reference to clauses (d) and (e) of the definition thereof); and

                  (vi) the Purchase Price payable pursuant to Section 3.1 for the Purchased Assets (I) constitutes fair consideration and reasonably equivalent value for such assets and (II) is comparable to the sale price for such Purchased Assets that could generally be obtained by the Seller in the marketplace from unaffiliated entities in comparable transactions.

                  (b) Notice of Breach. The representations and warranties set forth in Section 4.2 shall survive the transfer and assignment of the Credco Receivables and the proceeds thereof to RFC II. Upon discovery by either the Seller or RFC II of a breach of any of the representations and warranties set forth in Section 4.2, the party discovering such breach shall give written notice to the other party and to the Trustee within three Business Days following such discovery; provided that the failure to give notice within three Business Days does not preclude subsequent notice. The Seller hereby acknowledges that RFC II intends to rely on the representations of the Seller hereunder in connection with representations made by


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RFC II to secured parties, assignees or subsequent transferees including but not limited to transfers made by RFC II to the Trust pursuant to the Pooling and Servicing Agreement and that the Trustee may enforce the representations of the Seller hereunder directly against the Seller.

                  Section 4.3. Representations and Warranties of RFC II. RFC II hereby represents and warrants to the Seller as of the Closing Date and on each Addition Date on which a Supplemental Conveyance occurs that:

                  (a) Organization and Good Standing. RFC II is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware and has, in all material respects, full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted and to execute, deliver and perform its obligations under this Agreement and each Supplemental Assignment and the transactions contemplated under this Agreement and each Supplemental Assignment.

                  (b) Due Authorization. The execution and delivery of this Agreement, each Supplemental Assignment and the Conveyance Papers and the consummation of the transactions provided for in this Agreement, each Supplemental Assignment and the Conveyance Papers have been duly authorized by RFC II by all necessary corporate action on the part of RFC II.

                  (c) No Conflict. The execution and delivery of this Agreement, each Supplemental Assignment and the Conveyance Papers by RFC II, the performance of the transactions contemplated by this Agreement, each Supplemental Assignment and the Conveyance Papers, and the fulfillment of the terms of this Agreement, each Supplemental Assignment and the Conveyance Papers applicable to RFC II, do not conflict with, violate or result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which RFC II is a party or by which it or any of its properties are bound.

                  (d) No Violation. The execution, delivery and performance of this Agreement, each Supplemental Assignment and the Conveyance Papers by RFC II and the fulfillment of the terms contemplated herein and therein applicable to RFC II do not conflict with or violate any Requirements of Law applicable to RFC II.

                  (e) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of RFC II, threatened against RFC II, before any Governmental Authority (i) asserting the invalidity of this Agreement, any Supplemental Assignment or any Conveyance Paper, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, any Supplemental Assignment or any Conveyance Paper, (iii) seeking any determination or ruling that, in the reasonable judgment of RFC II, would materially and adversely affect the performance by RFC II of its obligations under this Agreement, any Supplemental Assignment or any Conveyance Paper or (iv) seeking any determination or ruling that, in RFC II's reasonable judgment, would materially and adversely


                                       8

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affect the validity or enforceability of this Agreement, any Supplemental
Assignment or any Conveyance Paper.

                  (f) All Consents. All approvals, authorizations, consents, orders or other actions of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by RFC II in connection with the execution and delivery by RFC II of this Agreement, each Supplemental Assignment and the Conveyance Papers and the performance by RFC II of the transactions contemplated by this Agreement, each Supplemental Assignment and the Conveyance Papers and the fulfillment by RFC II of the terms hereof and thereof have been obtained, effected or given and are in full force and effect.

                  The representations and warranties set forth in this Section
4.3 shall survive the transfer and assignment of the Credco Receivables and the proceeds thereof to RFC II. Upon discovery by RFC II or the Seller of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other party.

                                    ARTICLE V

                                    COVENANTS


                  Section 5.1. Covenants of the Seller. The Seller hereby covenants and agrees with RFC II as follows:

                  (a) Receivables Not To Be Evidenced by Instruments or Chattel Paper. Except in connection with its enforcement or collection of a Credco Receivable, the Seller will take no action to cause any Credco Receivable to be evidenced by any instrument or chattel paper (as defined in the UCC) and if any Credco Receivable is so evidenced as a result of any action taken by the Seller it shall be deemed to be an Ineligible Credco Receivable in accordance with
Section 6.1(a) and shall be reassigned to the Seller in accordance with Section 6.1(b).

                  (b) Security Interests. Except for the conveyances hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on, any Credco Receivable, whether now existing or hereafter created, or any interest therein, and the Seller shall defend the right, title and interest of RFC II in, to and under the Credco Receivables, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller.

                  (c) Delivery of Collections or Recoveries. In the event that the Seller receives Collections or Recoveries with respect to Credco Receivables, the Seller agrees to pay to RFC II (or to the Servicer if RFC II so directs) all such Collections and Recoveries to RFC II as soon as practicable after receipt thereof.

                  (d) Notice of Liens. The Seller shall notify RFC II promptly after becoming aware of any Lien on any Credco Receivable other than the conveyances hereunder, under the Credco Purchase Agreements and under the Pooling and Servicing Agreement.


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


                  (e) Documentation of Transfer. The Seller shall file the documents which would be necessary to perfect and maintain the transfer of the Purchased Assets to RFC II.

                  (f) Repurchase of Credco Receivables. The Seller shall not repurchase from RFC II any Credco Receivables in any Removed Accounts if such repurchased Credco Receivables include a disproportionately greater amount of Defaulted Receivables than exist in the Accounts generally. The Seller shall not repurchase from RFC II any Credco Receivables in any Removed Accounts for the purpose of mitigating losses that would otherwise be borne by the Trust.

                  Section 5.2. Covenants of the Seller with Respect to Credco Purchase Agreements. The Seller, in its capacity as purchaser of Receivables from Centurion Bank pursuant to the Credco Purchase Agreements, hereby covenants that, with respect to the Credco Receivables, the Seller will at all times enforce the covenants and agreements of Centurion Bank in such Credco Purchase Agreements, including covenants substantially to the effect set forth below:

                  (a) Periodic Rate Finance Charges. (i) Except (I) as otherwise required by any Requirements of Law or (II) as is deemed by Centurion Bank to be necessary in order for it to maintain its credit or charge business, as applicable, or a program operated by such credit or charge business, as applicable, on a competitive basis based on a good faith assessment by it of the nature of the competition with respect to such credit or charge business or such program, as applicable, Centurion Bank shall not at any time take any action affecting any Credco Receivable that would have the effect of reducing the Portfolio Yield to a level that could be reasonably expected to cause any Series to experience any Pay-Out Event or Reinvestment Event based on the insufficiency of the Portfolio Yield or any similar test and (ii) except as otherwise required by any Requirements of Law, Centurion Bank shall not take any action which would have the effect of reducing the Portfolio Yield to be less than the then-current highest Average Rate for any Group.

                  (b) Account Agreements and Guidelines. Subject to compliance with all Requirements of Law and Section 5.2(a), Centurion Bank may change the terms and provisions of the applicable Account Agreements or the applicable Credit Guidelines in any respect (including the calculation of the amount or the timing of charge-offs and the Periodic Rate Finance Charges to be assessed thereon). Notwithstanding the above, unless required by Requirements of Law or as permitted by Section 5.2(a), Centurion Bank will not take any action with respect to the applicable Account Agreements or the applicable Credit Guidelines, which, at the time of such action, Centurion Bank reasonably believes will have a material adverse effect on the rights of the Trust, RFC II or the Investor Certificateholders with respect to the Credco Receivables.

                  The Seller further covenants that it will not enter into any amendment to any Credco Purchase Agreement or terminate any Credco Purchase Agreement unless the Rating Agency Condition shall have been satisfied. As used in this Section 5.2, "Centurion Bank" includes any successor or assign of Centurion Bank under the Credco Purchase Agreements.

                                   ARTICLE VI

                              REPURCHASE OBLIGATION

                  Section 6.1. Reassignment of Ineligible Credco Receivables.

                  (a) In the event any representation or warranty under Section 4.2(a)(ii), (iii), or (v), is not true and correct in any material respect as of the date specified therein with respect to any Credco Receivable and as a result of such breach RFC II is required to accept reassignment of such Credco Receivable previously sold by the Seller to RFC II pursuant to Section 2.05(a) of the Pooling and Servicing Agreement, the Seller shall accept reassignment of RFC II's interest in such Credco Receivables (the "Ineligible Credco Receivables") on the terms and conditions set forth in Section 6.1(b).

                  (b) The Seller shall accept reassignment of any Ineligible Credco Receivables previously sold by the Seller to RFC II on the date on which such reassignment obligation arises, and shall pay for such reassigned Ineligible Credco Receivables by paying to RFC II, not later than 3:00 p.m., New York City time on such date, an amount equal to the unpaid principal balance of such Ineligible Credco Receivables plus accrued and unpaid finance charges at the annual percentage rate applicable to such Ineligible Credco Receivables from the last date billed through the end of the Monthly Period in which such reassignment obligation arises. Upon reassignment of such Ineligible Credco Receivables, RFC II shall automatically and without further action be deemed to sell, transfer, assign, set-over and otherwise convey to the Seller, without recourse, representation or warranty, all the right, title and interest of RFC II in and to such Ineligible Credco Receivables, all monies due or to become due with respect thereto and all proceeds thereof; and such reassigned Ineligible Credco Receivables shall be treated by RFC II as collected in full as of the date on which they were transferred. RFC II shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Seller to effect the conveyance of such Ineligible Credco Receivables pursuant to this Section 6.1(b).

                  Section 6.2. Reassignment of Certificateholders' Interest in Trust Portfolio.

                  In the event any representation or warranty set forth in
Section 4.1(a) or (c) or Section 4.2(a)(i) or (iv) is not true and correct in any material respect and as a result of such breach RFC II is required to accept a reassignment of the Certificateholders' Interest in the Credco Receivables previously sold by the Seller to RFC II pursuant to Section 2.06 of the Pooling and Servicing Agreement, the Seller shall be obligated to accept a reassignment of RFC II's interest in such Credco Receivables on the terms set forth below.

                  The Seller shall pay to RFC II by depositing in the Collection Account in immediately available funds, not later than 1:00 p.m., New York City time, on the first Transfer Date following the Monthly Period in which such reassignment obligation arises, in payment for such reassignment, an amount equal to the amount specified in Section 2.06 of the Pooling and Servicing Agreement that relates to the Credco Receivables reassigned to the Seller.

                                  ARTICLE VII

                              CONDITIONS PRECEDENT


                  Section 7.1. Conditions to RFC II's Obligations Regarding the Credco Receivables. The obligations of RFC II to purchase the Credco Receivables on the Closing Date shall be subject to the satisfaction of the following conditions:

                  (a) All representations and warranties of the Seller contained in this Agreement shall be true and correct on the Closing Date with the same effect as though such representations and warranties had been made on such date (other than representations and warranties that are made as of the Initial Cut-off Date or as of an Addition Cut-off Date);

                  (b) All information concerning the Credco Receivables provided to RFC II shall be true and correct as of the Initial Cut-Off Date in all material respects;

                  (c) The Seller shall have substantially performed all obligations required to be performed by the provisions of this Agreement;

                  (d) The Seller shall have recorded and filed, at its expense, any financing statement with respect to the Credco Receivables meeting the requirements of applicable state law in such manner and in such jurisdictions as would be necessary to perfect the sale of and security interest in the Credco Receivables from the Seller to RFC II, and shall deliver a file-stamped copy of such financing statements or other evidence of such filings to RFC II;

                  (e) On or before the Closing Date, RFC II, Centurion Bank, TRS and the Trustee shall have entered into the Pooling and Servicing Agreement and the closing under the Pooling and Servicing Agreement shall take place simultaneously with the initial closing hereunder; and

                  (f) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to RFC II and RFC II shall have received from the Seller copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated and as RFC II may reasonably have requested.

                  Section 7.2. Conditions Precedent to the Seller's Obligations. The obligations of the Seller to sell the Credco Receivables on the Closing Date shall be subject to the satisfaction of the following conditions:

                  (a) All representations and warranties of RFC II contained in this Agreement shall be true and correct with the same effect as though such representations and warranties had been made on such date;

                  (b) Payment or provision for payment of the Purchase Price in accordance with the provisions of Section 3.1 hereof shall have been made; and

                  (c) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Seller and the Seller shall have received from RFC II copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated and as the Seller may reasonably have requested.


                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

                  Section 8.1. Amendment.

                  (a) This Agreement may be amended from time to time by the Seller and RFC II, without the consent of the Trustee or any of the Investor Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or in the Pooling and Servicing Agreement or to add any other provisions with respect to matters or questions raised under this Agreement which are not inconsistent with the provisions of this Agreement. This Agreement may also be amended from time to time by the Seller and RFC II without the consent of the Trustee or the Investor Certificateholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of the Investor Certificateholders; provided, however, that (i) the Servicer shall have provided to the Trustee an Officer's Certificate to the effect that such action will not materially and adversely affect the interests of such Investor Certificateholders (or 100 percent of the Class of Investor Certificateholders so affected shall have consented), (ii) each Rating Agency rating the Investor Certificates confirms that such action will not result in the reduction or withdrawal of its then-current rating of the Investor Certificates and (iii) such action will not, as evidenced by an opinion of counsel satisfactory to the Trustee, cause the Trust to be characterized for Federal income tax purposes as an association taxable as a corporation or adversely affect the treatment of the Investor Certificates as debt for Federal income tax purposes.

                  (b) This Agreement may also be amended from time to time by the Seller and RFC II with the consent of the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 66-2/3 percent of the Invested Amount of each and every Series adversely affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of the Investor Certificateholders of any Series previously issued and then outstanding; provided, however, that no such amendment under this Section 8.1(b) shall (i) reduce in any manner the amount of, or delay the timing of, Collections on the Credco Receivables or payments or distributions which are required to be made on any Investor Certificate of such Series without the consent of the related Investor Certificateholder, or (ii) reduce the aforesaid percentage required to consent to any such amendment, in each case without the consent of all such Investor Certificateholders.

                  (c) Prior to the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of such amendment to the Rating Agencies.

                  (d) Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification (or in the case of Bearer Certificates, publish notice in the manner described in Section 13.5 of the Pooling and Servicing Agreement) of the substance of such amendment to each Investor Certificateholder, and the Servicer shall furnish written notification of the substance of such amendment to any related Series Enhancer and each Rating Agency.

                  (e) It shall not be necessary for the consent of Investor Certificateholders under this Section 8.1 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Investor Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

                  Section 8.2. Protection of Right, Title and Interest to Credco Receivables.

                  (a) The Seller shall cause this Agreement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering the Seller's and RFC II's right, title and interest to the Purchased Assets to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of RFC II hereunder. The Seller shall deliver to RFC II file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. RFC II shall cooperate fully with the Seller in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 8.2(a).

                  (b) Within 30 days after the Seller makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC as in effect in the relevant jurisdiction, the Seller shall give RFC II and the Trustee notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of RFC II's security interest in the Purchased Assets.

                  (c) The Seller will give RFC II and the Trustee prompt written notice of any relocation of any office from which it keeps records concerning the Credco Receivables or of its principal executive office, and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to perfect or to continue the perfection of RFC II's security interest in the Purchased Assets. The Seller will at all times maintain each office, if any, from which it services Credco Receivables and its principal executive office within United States of America.

                  Section 8.3. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW

YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 8.4. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested to, (a) in the case of RFC II to American Express Receivables Financing Corporation II, American Express Tower, World Financial Center, 200 Vesey Street, New York, New York 10285, Attention: Leslie Scharfstein, with copies to American Express Travel Related Services Company, Inc., American Express Tower, World Financial Center, 200 Vesey Street, New York, New York 10285, Attention:
Treasurer, and (b) in the case of the Seller to American Express Credit Corporation Inc., One Christina Center, 301 N. Walnut Street, Suite 1002, Wilmington, Delaware 19801-2915 Attention: President; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the party receives such notice.

                  Section 8.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                  Section 8.6. Assignment. Notwithstanding anything to the contrary contained herein, this Agreement may not be assigned by RFC II or the Seller except as contemplated by this Section 8.6 and the Pooling and Servicing Agreement; provided, however, that simultaneously with the execution and delivery of this Agreement, RFC II shall assign all of its right, title and interest herein to the Trustee as provided in Section 2.01 of the Pooling and Servicing Agreement, to which the Seller hereby expressly consents; provided, further, that except for the foregoing assignment, no such assignment shall occur unless the Trustee shall have received confirmation from the Rating Agency that such assignment shall not cause a reduction or withdrawal of the then-current rating of any Series of Certificates. The Seller agrees to perform its obligations hereunder for the benefit of the Trust and that the Trustee may enforce the provisions of this Agreement, exercise the rights of RFC II and enforce the obligations of the Seller hereunder without the consent of RFC II.

                  Section 8.7. Acknowledgement and Agreement of the Seller. By execution below, the Seller expressly acknowledges and agrees that all of RFC II's right, title, and interest in, to, and under this Agreement, including, without limitation, all of RFC II's right, title, and interest in and to the Purchased Assets purchased pursuant to this Agreement, shall be assigned by RFC II to the Trustee for the benefit of the beneficiaries of the Trust, including the Certificateholders, and the Seller consents to such assignment. The Seller further agrees that notwithstanding any claim, counterclaim, right or setoff or defense which it may have against RFC II, due to a breach by RFC II of this Agreement or for any other reason, and notwithstanding the bankruptcy of RFC II or any other event whatsoever, the Seller's sole remedy shall be a claim against RFC II for money damages, and in no event shall the Seller assert any claim on or any interest in the Credco Receivables or any proceeds thereof or take any action which would reduce or delay receipt by Certificateholders of collections with respect to the Receivables. Additionally, the Seller agrees for the benefit of the Trustee that any amounts payable by the Seller to RFC II hereunder which are to be paid by RFC II to the Trustee for the benefit of the Certificateholders shall be paid by the Seller, on behalf of RFC II, directly to the Trustee.

                  Section 8.8. Further Assurances. The Seller and RFC II agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Trustee more fully to effect the purposes of this Agreement, including, without limitation, the execution of any financing statements or continuation statement relating to the Receivables for filing under the provisions of the relevant UCC or other law of any applicable jurisdiction.

                  Section 8.9. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Seller or RFC II any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

                  Section 8.10. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  Section 8.11. Binding; Third Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, and, in addition, shall inure to the benefit of the Trustee and the Certificateholders and their respective successors and permitted assigns. The Trustee shall be considered a third-party beneficiary of this Agreement.

                  Section 8.12. Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

                  Section 8.13. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                  Section 8.14. Schedules and Exhibits. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

                  Section 8.15. Survival of Representations and Warranties. All representations, warranties and agreements contained in this Agreement, shall remain operative and in full force and effect and shall survive conveyance of the Credco Receivables by RFC II to the Trustee pursuant to the Pooling and Servicing Agreement.

                  Section 8.16. Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, the Seller shall not, prior to the date which is one year and one day after the termination of this Agreement, acquiesce, petition or otherwise invoke or cause RFC II to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against RFC II under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of RFC II or any substantial part of its property or ordering the winding-up or liquidation or the affairs of RFC II.





                            (Signature page follows.)

                  IN WITNESS WHEREOF, the Seller and RFC II have caused this Receivables Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.

                                      AMERICAN EXPRESS CREDIT CORPORATION,
                                          as Seller


                                      By:        /s/ Jay B. Stevelman
                                             -------------------------------
                                      Name:      Jay B. Stevelman
                                      Title:     Treasurer


                                      AMERICAN EXPRESS RECEIVABLES FINANCING
                                             CORPORATION II, as Purchaser


                                      By:        /s/ Leslie R. Scharfstein
                                             --------------------------------
                                      Name:      Leslie R. Scharfstein
                                      Title:     President

                                                                       EXHIBIT A



                         FORM OF SUPPLEMENTAL CONVEYANCE

                        (As required by Section 2.1(b) of
                       the Receivables Purchase Agreement)


         SUPPLEMENTAL CONVEYANCE NO. ____ dated as of ______________, by and between AMERICAN EXPRESS CREDIT CORPORATION, as seller (the "Seller"), and AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION II, as purchaser ("RFC II"), pursuant to the Receivables Purchase Agreement referred to below.

         WHEREAS, the Seller and RFC II are parties to a Receivables Purchase Agreement, dated as of April 1, 1996 (as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Receivables Purchase Agreement");

         WHEREAS, Additional Accounts have been designated pursuant to the Pooling and Servicing Agreement; pursuant to the Receivables Purchase Agreement, RFC II wishes to purchase the Credco Receivables of such Additional Accounts from the Seller pursuant to the Receivables Purchase Agreement; and RFC II has delivered an Addition Notice to the Seller pursuant to Section 2.1(b) of the Receivables Purchase Agreement; and

         WHEREAS, the Seller is willing to sell Credco Receivables subject to the terms and conditions hereof.

         NOW, THEREFORE, the Seller and RFC II hereby agree as follows:

         1. Defined Terms. Each capitalized term used herein shall have the meaning specified in the Receivables Purchase Agreement unless otherwise defined herein.

         2. Conveyance of Receivables. The Seller does hereby sell, transfer, assign, set over and otherwise convey to RFC II (collectively, a "Supplemental Conveyance"), without recourse except as provided in the Receivables Purchase Agreement, all of its right, title and interest in, to and under (i) the Credco Receivables existing in the Additional Accounts described in the Addition Notice at the close of business on the related Addition Cut-Off Date, all monies due and or to become due and all amounts received with respect thereto and all proceeds (including, without limitation, "proceeds" as defined in the UCC) thereof and (ii) the right to receive Recoveries with respect to such Credco Receivables.

         3. Acceptance by RFC II and Payment of Purchase Price. RFC II hereby acknowledges its acceptance of all right, title and interest to the property, now existing and hereafter created, conveyed to RFC II pursuant to Section 2 of this Supplemental Assignment, and declares that it shall maintain such right, title and interest. RFC shall pay to the Seller the Purchase Price, calculated pursuant to Section 3.1 of the Receivables Purchase Agreement, for such property no later than Distribution Date following the Monthly Period during which the related Addition

Date occurs.

         4. Representations and Warranties of the Parties. Each of the Seller and RFC II hereby makes the representations and warranties required by the Receivables Purchase Agreement to be made as of the related Addition Date.

         5. Ratification of the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby ratified, and all references to the "Receivables Purchase Agreement", to "this Agreement" and "herein" shall be deemed from and after the Addition Date to be a reference to the Receivables Purchase Agreement as supplemented by this Supplemental Conveyance. Except as expressly amended hereby, all the representations, warranties, terms, covenants and conditions of the Receivables Purchase Agreement shall remain unamended and shall continue to be, and shall, remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or consent to non-compliance with any term or provision of the Receivables Purchase Agreement.

         6. Counterparts. This Supplemental Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have caused this Supplemental Assignment to be duly executed and delivered by their respective duly authorized officers on the day and the year first above written.

                                      AMERICAN EXPRESS CREDIT CORPORATION,


                                      By: _______________________________
                                           Name:
                                           Title:


                                      AMERICAN EXPRESS RECEIVABLES FINANCING
                                         CORPORATION II


                                      By: _______________________________
                                            Name:
                                            Title:


                                       21